UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

         Date of report (date of earliest event reported): May 19, 2004

                            BEACON POWER CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                   001-16171                      04-3372365
        --------                   ---------                      ----------
(State or other jurisdiction of(Commission File Number)       (I.R.S. Employer
incorporation or organization)                            Identification Number)


                             234 Ballardvale Street
                              Wilmington, MA 01887
                         (Address, including zip code, of
                     registrant's principal executive offices)

                                 (978) 694-9121
              (Registrant's telephone number, including area code)
                      ------------------------------------

Item 5. Other Events and Regulation FD Disclosure.

     On May 19, 2004 the Company announced in a press release that it had received a staff determination letter from the Nasdaq Listing Qualifications panel stating that the Company has not met the minimum $1.00 per share bid price requirement for 30 consecutive days and that, in accordance with Marketplace Rule 4310(c)(8)(D), the Company will be provided an additional 180 days, or until November 15, 2004, to regain compliance.


Item 7. Financial Statements and Exhibits

Exhibit No.                         Description of Exhibit
--------------                      -------------------------------
99.1                                Press release issued May 19, 2004




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BEACON POWER CORPORATION


Date: May 19, 2004                  /s/James M. Spiezio
                                    --------------------------
                                    Name: James M. Spiezio
                                    Title: Vice President of Finance,
                                           Chief Financial Officer,
                                           Treasurer and Secretary


                                  EXHIBIT INDEX


Exhibit No.                         Description of Exhibit
--------------                      -------------------------------
99.1                                Press release issued May 19, 2004